Other Expenses (Income), Net	12 Months Ended
Dec. 31, 2017
Other Expenses Income Net
Other Expenses (Income), Net

22. Other expenses (income), net

After having generated other income of EUR 2.5 million in 2016, primarily due to the repayment of the FDA submission fee of EUR 2.1 million, other income in 2017 amounted to EUR 0.3 million. Other expenses rose by EUR 1.2 million to EUR 1.3 million in 2017. This change mainly reflects currency exchange rate losses on the intragroup USD loan.

The submission fee paid to the FDA in 2015 (PDUFA fee) was reimbursed in an amount of EUR 2.1 million in March 2016 after a “small business waiver” was granted. This fee was reported under research and development costs in the income statement for 2015. The reimbursement was reported in the 2016 financial year under other income. The difference to the amount originally paid resulted from currency translation differences.